SHAREHOLDER    REPORT                                  (company logo)
--------------------------------------------------------------------------------
Published for the fund shareholders of U.S. Global Investors        Winter 1998
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                       MOVING FORWARD, LOOKING AHEAD:

                     Changes and Improvements for 1998


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                              Investment Advice

                         New ATM Access for Your Cash

                            Faster, Better Service

                       Fund Focus: All American Equity Fund

================================================================================
(page 2 of 12)

                           SHAREHOLDER    REPORT


NEW CHANGES TO BENEFIT YOU
 ................................................................................

INVESTORS' NEW YEAR'S RESOLUTIONS:

Why don't you...
1        Call for an account check-up.
2        Reinvest all of your dividends.
          (graphics: picture of a little boy)
3        Start a college savings fund for a special child in your life.
4        Make your maximum IRA contribution.
5        Invest in a foreign country.

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 ................................................................................

Message From The President                     (graphics: picture of president)


Dear Shareholder,

A mutual fund company must be an all-seasons performer. Speed, technical ability, endurance and the ability to predict shifts in trends result in superior performance. Three straight years of 20+% stock market returns and demands for the latest and greatest in service technology have us racing to keep pace with your expectations.

We begin the new year with three big changes that will help us provide faster, more efficient service, expand fund features for our 36,000 money market account holders and allow us to give you the investment advice you've been asking for. To accomplish this, we will be converting our shareholder record keeping computer system, adopting a new bank custodian for our money market funds and becoming a member of the National Association of Securities Dealers (NASD).

In a world where technology becomes outdated almost as soon as it is introduced, we are increasingly looking to partners to bear the technological risk and capital expenditures associated with designing and maintaining sophisticated operating systems. By partnering with specialized service providers, we benefit from the collective knowledge of their clients and mitigate the costs of system development and upgrades.

FASTER, BETTER SERVICE

After 13 years of maintaining a proprietary shareholder record keeping system, it is time to move on to a more sophisticated and powerful computer system. Shareholder services will still be performed in-house by the same top-notch employees who look after your accounts today. Starting in March, they will be working with a shareholder account system designed and developed by DST Systems Inc., a leader in mutual fund service technology. This change puts "imaging" technology in our hands. No longer will investor representatives have to write request forms to have your deposit slips, letters and checks pulled from microfilm. They will be able to view images of these items on their computer screens. In most cases, their immediate access to stored records will eliminate research delays and enable them to grant requests with one phone call. Faster, more efficient service is something I know you'll appreciate.

Financial services which were infeasible or cost prohibitive to provide on our own will be possible through our partnership with DST. For example, we will soon be presenting you on-line access to your account information, a service many of you have been asking for but until now was not practical for us to provide on our own. DST is on the cutting edge of shareholder service; the company recently teamed up with Intuit to allow fund companies to provide investors with performance information through Intuit's Quicken personal financial management software. This represents the first opportunity for fund companies to provide personalized mutual fund performance information on line without building or buying an expensive open financial exchange server.

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(page 3 of 12)

                           SHAREHOLDER    REPORT


NEW! ATM ACCESS FOR YOUR CASH

Many of you call and write with suggestions for enhancing your investment experience at U.S. Global. This feedback is often a catalyst for change. Money market shareholders have been very vocal in their requests for ATM access to their cash. To meet your demands, we scouted for a new bank for our money market funds that could provide low-cost service (lower costs mean higher yields) and also innovative cash management tools.

United Missouri Bank (UMB) emerged as the winner in our search. Awarded an "A" rating by the nationally renowned financial research firm, Weiss Research, Inc., UMB is recognized as one of the strongest banks in the United States. Twenty-five years' experience serving the mutual fund industry helps assure that you will continue to receive all the benefits you are accustomed to in addition to the new fund features. We plan to launch the check cards featuring ATM capability this spring. Any shareholder with an account in the U.S. Treasury Securities Cash Fund can sign up for this convenient new benefit.

CALL US FOR INVESTMENT ADVICE

Another frequent request of shareholders is for assistance in choosing funds and allocating assets. Unfortunately, we have not been able to offer you this advice because our fund company is not a broker. As a non-broker, our investor representatives are presently limited to responding to inquiries about a fund prospectus and performing administrative work involved in effecting a transaction. Yet they are qualified to provide investment counsel. So, we are pushing through the paperwork which will allow us to start providing the advice you've been asking for. Once the NASD approves our membership, we will be able to assist you in seeking solutions to your investment problems. We will work with you to define your risk profile, your investment time frame and your investment objectives. Then we can help you allocate your assets among selected U.S. Global funds to maintain your personal investment strategy. You'll hear more about this service as it becomes available.

In the upcoming months, you'll receive additional information on each of these developments. Please watch your mail for important updates. While service is critical, fund performance is paramount. The following pages present our year-end report card. I'm pleased with the results, yet we always strive to do better.

May you enjoy a new year of health and prosperity,


/S/FRANK HOLMES

Frank Holmes

P.S. The new year always brings a flood of phone calls and questions. To better serve you, we have extended our telephone service hours for a limited time. Beginning January 5, you can call us until 8 p.m. And we will open on Saturdays from 9 a.m. to 1 p.m. To avoid waiting on hold, call during these special times for quick service: 1-800-US-FUNDS. In February, we will return to our regular hours of 7:30 a.m. to 7:00 p.m. Central Time, Monday through Friday.

 ................................................................................

INVESTORS' NEW YEAR'S RESOLUTIONS:

6        Add to your investment monthly to keep it growing.
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7        Tell a friend about your favorite U.S. Global Investors' Fund.
8        Switch to our free unlimited checkwriting.
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9        Visit us on the World Wide Web at www.us-global.com
10       Listen to your fund manager's insights on Portfolio Direct.

For more complete information, including charges and expenses, call 1-800-US-FUNDS or visit our web site at www.us-global.com. Read the prospectus carefully before investing. It details the special risks, such as currency, political and business risks, of investing in emerging markets.

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(page 4 of 12)

                           SHAREHOLDER    REPORT


ALL AMERICAN EQUITY FUND

Fund Focus
 ................................................................................
-----------------
MEET THE MANAGER
-----------------

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BIN SHI

Bin Shi manages the All American Equity Fund and the China Region Opportunity Fund. A native of Shanghai, Bin has conducted extensive research on the S&P 500. He is an expert on the Chinese markets and on large-cap American stocks.

ALL AMERICAN
     EQUITY FUND

OBJECTIVE:
   Capital appreciation

MIN. INITIAL INVESTMENT:
   $5,000

ABC INVESTMENT PLAN(R):
  $100  initial investment, $30 or more each month thereafter

Risk/Reward Potential:
------------------------------------------
Low                         *        High
------------------------------------------

CALL 1-800-873-8637 TODAY FOR A FREE INVESTMENT GUIDE TO THE ALL AMERICAN EQUITY FUND

For  more  complete  information,   including  charges  and  expenses,  call  1-
800-US-FUNDS or visit our web site at www.us-global.com. Read the prospectus carefully before investing. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that you may have a gain or loss when you sell shares.
 ................................................................................

WHAT TYPE OF STOCKS COMPRISE THE ALL AMERICAN EQUITY PORTFOLIO?

Large cap stocks comprise the majority of the Fund. These companies create the products and services Americans use every day. I look for stocks with both a growth and income component. While the stocks are expensive (the dividend yield is low when compared to the price of the stock), they provide consistent returns and the share price is relatively stable. The Fund seeks to capitalize on the growth of America's biggest and best companies. I look for the companies which I believe will have above expected earnings or perform better in a particular market environment and adjust the weighting of their stocks accordingly. For example, I expect inflation to remain low, so the Fund is invested in the financial and insurance sectors, which perform well in low inflation. I emphasize a long term investment strategy which is evidenced by the low portfolio turnover.

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WHAT IS THE FUND'S GOAL?

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The Fund's stated  objective is to out-perform  the S&P 500. I have been able to deliver comparable returns to the S&P 500 and reduce risk. The Fund is trailing the S&P at this point, principally because I have been maintaining a moderate cash position since the beginning of 1997 due to the high priced stock market. The stock component of the portfolio actually out-performed the S&P. I did use some of the cash to buy stocks when prices fell in late October.

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HAVE THE RECENT PROBLEMS IN ASIA HELPED OR HURT STOCKS IN THE PORTFOLIO?

                (graphics: Johnson & Johnson logo)

Asian turmoil is a mixed bag for U.S. stocks. To some extent American equities should benefit as money moves from Asia and other emerging markets into the relative safety of the American stock market. Nonetheless, technology stocks, especially small and mid-cap company stocks, may suffer because much of their opportunity for growth has been in Asia. U.S. exports will be more expensive for Asian consumers, so U.S. companies are likely to see fewer sales and poorer earnings. For example, South Korea was a big buyer of American semi-conductor equipment until the currency devaluations. I expect that the long term situation will even out because manufacturing costs will come down as most of these technology companies have large manufacturing facilities in Asia. I am still bullish, though I think that the events occurring in Asia will ultimately affect markets here.
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(page 5 of 12)

                           SHAREHOLDER    REPORT

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Unless the situation  stabilizes it could pose a threat to the world economy. We need to keep a careful eye on events as they unfold. For the next six months I like financial stocks because I think the interest rate is not going to go higher in this period of global disinflation. For technology stocks, we have already gone through a bit of a correction, but I don't think the correction is over. Cheaper Asian imports will boost spending power in the US economy, but that effect will, in the short term at least, be dominated by weaker export growth. Unemployment will grow, inflation will remain low.

                                             (graphics: Microsoft logo)
WHAT IS YOUR INVESTMENT PHILOSOPHY?

The Fund invests in consistent growth companies: American blue chips deliver earnings year after year. At the same time I try to find the best priced companies in the market. I look to earnings, historical valuations and the current market situation. I calculate if risk is currently reflected in the valuation of the stock price. I start with this situation and then, because undervalued stocks can stay undervalued for a long time, look to a catalyst such as a special product or a market condition to make the stock go up. But at the end of the day it's still buy low, sell high.

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WHAT WAS YOUR REACTION TO THE "CRASH OF 97" IN OCTOBER?

I increased our holding in financial stocks and interest sensitive stocks and reduced our weightings in high-growth stocks. I expect earnings to be lower for the high growth stocks, and because they have high valuations (stock price relative to earnings) they're not the best to hold in volatile times. I have been maintaining a cash level of about 16% because there are a lot of overvalued stocks out there.

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HOW DO YOU THINK AMERICAN BLUE CHIPS WILL PERFORM IN THE COMING YEAR?

(graphics: IBM logo)

The future looks good for the All American Equity Fund. I'm cautious, but I think that large-cap stocks will perform well in most financial environments. They have global market share, impressive track records; they are large companies with diversified holdings, making them less susceptible to sector or geographic downturns. And the Fund will move in and out of sectors as conditions require. The road ahead may have some dips but we expect the trend to be definitely upward.

 ...............................................................................
------------------
TOP TEN HOLDINGS
 (12/31/97)
------------------

                    General Electric Co.
                       Coca-Cola Co.
                      Microsoft Corp.
                        Intel Corp.
                    Philip Morris Inc.
                    Johnson & Johnson
                     Merck & Co. Inc.
                        IBM Corp.
                   Procter & Gamble Co.
                    First Data Corp.

Note: Fund holdings may change.



       (graphics: picture of a visa card with U.S. Global Investors name/logo)

NEW FOR 1998:

U.S. Global Investors debit/ATM card. Enjoy the convenience of a check card. Coming soon.






For more complete information, including charges and expenses, call 1-800-US-FUNDS or visit our Web site at www.us-global.com for a free prospectus. Read it carefully before you invest or send money. Past performance is no guarantee of future results. Investment returns and principle will fluctuate so that you may have a gain or loss when you sell shares.
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(page 6 of 12)

                           SHAREHOLDER    REPORT

FUND NOTES
 ................................................................................

Global I.Q. Quiz

1 What cycle did Dr. Raymond H. Wheeler discover that might not be helpful in determining when to buy, sell or exchange?
2 Ancient Greek philosophers, believing numerical relationships formed the key to the structure of the universe, developed a symbol for the most influential and enduring of these proportions. The symbol is believed to be an essential component of harmony and balance. Where did you last see this symbol?
3 What is considered to be the most important economic indicator, and which of its sectors is the most important?
4 In terms of volume, which market is the largest financial marketplace in the world, with daily volume totaling an estimated $650 billion?
5        What conditions are critical for the existence of capitalism?
6        What is the difference between Fundamental and Technical Analysis?
7 What street extends about seven blocks from Broadway to the East River in Manhattan, and is named for an earthen fortification built by Dutch settlers in 1653 to repel an expected English and Wappinger Indian invasion?
8        What was the first joint-stock corporation active in North America?

         Quiz answers on page 9.

The abbreviation "U.S." contained herein stands for United Services. For more information, including charges and expenses, call 1-800-US-FUNDS or visit our Web site at www.us-global.com for a free prospectus. Please read it carefully before investing. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that you may have a gain or loss when you sell shares.

 ................................................................................

GOLD SHARES FUND

It's been a difficult year for gold; the commodity price hit an 18 year low in early December. Even the best performing gold funds had negative returns. Expected consolidations within the industry still have not yet materialized. We have further reduced our exposure to high cost gold producers in South Africa. Central bank sales by Australia and Argentina, and the threat of a major Swiss sell off have depressed the price of gold and gold shares. Is there a gold lining to this dark cloud? We think so. Demand around the world is still 500 tons above 1997 production figures. Exploration expenditures have quadrupled in Latin America and quintupled in Africa. Nonetheless, interest rates remain low, making gold less attractive as an inflation hedge.

WORLD GOLD FUND

The Fund has managed to hold its own despite falling gold prices. We are currently invested in low cost per ounce mines. These quality gold mines in Latin America and the United States produce gold for less due to cost effective operations and the mineralized characteristics of their gold finds which contain higher concentrations of gold to rock. At the current price for gold, these companies can continue to turn a profit. As lower prices continue to put other mines out of business, these "value plays" should see their commodity and stock prices go up.

GLOBAL RESOURCES FUND

Natural resource funds saw some major setbacks as year-end profit taking, economic turmoil in Asia, and the potential for increased output of oil from OPEC drove fund share prices down. OPEC's announcement that it was raising its production ceiling hurt oil service sector stocks on fears that decreased oil prices would slow down drilling. Oil prices are still firm in the $18.50 to $19.00 per barrel range in spite of OPEC's announcement. The fundamentals for the oil services sector remain excellent, but in the short term the Fund has been negatively affected by these developments.

BONNEL GROWTH FUND

Mid cap stocks saw less upward movement than blue chips as more money flowed into the large capitalization stocks. The U.S. economy remains strong, interest rates are low. The recent turmoil in Asian markets has caused fears of an interest rate hike to subside. We are entering a period of low inflation and strong growth in the U.S. which is unusual, but good for stocks. Exports to Asia may decline in the wake of currency devaluations taking place there. The technology sector will be hit hardest by these developments. The labor market should relax some as exports to Asia decrease, resulting in lower wages and low inflation here in the U.S. We believe these factors will allow the bull market to continue, though the situation in Asia must be watched closely.

REAL ESTATE FUND

As expected, Real Estate Investment Trusts (REITs) participated in the global equity sell off in late October. However, REITs out-performed other market indices by a wide margin. REITs pulled back about 3.6% while market indexes like the S&P 500 fell 9.5% and the Dow Jones fell 10.9%. One of the reasons that REITs performed so well may be due to the attractive yields which REITs offer to investors. At the beginning of November 1997 the average yield on an equally weighted basis was 6.43% for REITs, while the yields on the S&P

================================================================================
(page 7 of 12)

                           SHAREHOLDER    REPORT

 ................................................................................

Market Indices

(Linear graph plotted from data in table below)

Date         GOLD - NY        $/oz
      Feb-83        490.4079
      Mar-83        419.6956
      Apr-83        432.7857
      May-83        436.7095
      Jun-83        412.8409
      Jul-83        423.0275
      Aug-83        416.2478
      Sep-83        411.4548
      Oct-83        393.2075
      Nov-83        382.305
      Dec-83        387.1333
      Jan-84        370.8881
      Feb-84        385.955
      Mar-84        394.2636
      Apr-84        381.656
      May-84        377.2614
      Jun-84        377.6653
      Jul-84        346.4471
      Aug-84        347.6935
      Sep-84        340.9131
      Oct-84        340.1046
      Nov-84        341.1605
      Dec-84        319.1368
      Jan-85        302.7909
      Feb-85        298.8158
      Mar-85        303.9738
      Apr-85        324.3246
      May-85        316.0524
      Jun-85        316.5625
      Jul-85        317.4636
      Aug-85        330.4877
      Sep-85        323.0425
      Oct-85        326.0283
      Nov-85        325.4737
      Dec-85        322.4425
      Jan-86        345.4927
      Feb-86        339.4333
      Mar-86        345.42
      Apr-86        340.55
      May-86        342.4572
      Jun-86        342.7928
      Jul-86        348.85
      Aug-86        376.7095
      Sep-86        418.9143
      Oct-86        423.6174
      Nov-86        398.8139
      Dec-86        393.5558
      Jan-87        408.2595
      Feb-87        401.3184
      Mar-87        408.9136
      Apr-87        438.7214
      May-87        460.1225
      Jun-87        450.0043
      Jul-87        450.8091
      Aug-87        460.8786
      Sep-87        460.1976
      Oct-87        465.3546
      Nov-87        467.035
      Dec-87        486.3047
      Jan-88        476.58
      Feb-88        439.805
      Mar-88        443.6065
      Apr-88        451.8325
      May-88        450.8405
      Jun-88        451.3318
      Jul-88        437.6325
      Aug-88        431.3087
      Sep-88        412.93
      Oct-88        406.7857
      Nov-88        420.0684
      Dec-88        418.4905
      Jan-89        404
      Feb-89        387.7763
      Mar-89        390.1432
      Apr-89        384.4
      May-89        370.4068
      Jun-89        367.5977
      Jul-89        374.9775
      Aug-89        364.9283
      Sep-89        361.89
      Oct-89        366.8841
      Nov-89        392.29
      Dec-89        409.15
      Jan-90        410.1091
      Feb-90        416.8263
      Mar-90        393.0932
      Apr-90        374.265
      May-90        369.1909
      Jun-90        352.331
      Jul-90        362.5309
      Aug-90        395.0326
      Sep-90        389.4579
      Oct-90        380.7391
      Nov-90        381.7175
      Dec-90        378.1631
      Jan-91        383.6386
      Feb-91        363.8342
      Mar-91        363.3025
      Apr-91        358.3818
      May-91        356.8205
      Jun-91        366.7175
      Jul-91        367.5048
      Aug-91        356.2273
      Sep-91        348.775
      Oct-91        358.687
      Nov-91        359.5342
      Dec-91        361.0625
      Jan-92        354.4477
      Feb-92        353.8895
      Mar-92        344.3455
      Apr-92        338.4976
      May-92        337.2275
      Jun-92        340.8045
      Jul-92        353.0477
      Aug-92        342.9595
      Sep-92        345.5452
      Oct-92        344.3795
      Nov-92        335.0842
      Dec-92        334.5796
      Jan-93        329.02
      Feb-93        329.4605
      Mar-93        330.0544
      Apr-93        341.9143
      May-93        366.715
      Jun-93        371.8909
      Jul-93        392.481
      Aug-93        378.4546
      Sep-93        354.8595
      Oct-93        364.1314
      Nov-93        373.4255
      Dec-93        383.7048
      Jan-94        387.0833
      Feb-94        382.0105
      Mar-94        384.1718
      Apr-94        378.1842
      May-94        381.2072
      Jun-94        385.6373
      Jul-94        385.2675
      Aug-94        380.4252
      Sep-94        391.655
      Oct-94        389.525
      Nov-94        384.365
      Dec-94        379.6071
      Jan-95        378.5505
      Feb-95        376.5052
      Mar-95        392
      Apr-95        389.75
      May-95        385.5
      Jun-95        387.05
      Jul-95        383.35
      Aug-95        382.35
      Sep-95        384
      Oct-95        382.65
      Nov-95        387.8
      Dec-95        386.95
      Jan-96        405.55
      Feb-96        400.65
      Mar-96        396.35
      Apr-96        391.3
      May-96        390.55
      Jun-96        382
      Jul-96        385.3
      Aug-96        386.45
      Sep-96        379
      Oct-96        379.5
      Nov-96        373
      Dec-96        369.0025
      Jan-97        345.5
      Feb-97        358.6
      Mar-97        348.15
      Apr-97        340.15
      May-97        343.9
      Jun-97        334.55
      Jul-97        326.35
      Aug-97        325.35
      Sep-97        332.1
      Oct-97        311.4
      Nov-97        297
      Dec-97        287.05
      Jan-98        282.8


HONG KONG HANG SENG        CSFB ROS - Russian Index
Oct-89        2725.29       12/31/93  110.3
Nov-89        2748.35       1/31/94  124.6
Dec-89        2836.6        2/28/94  147.5
Jan-90        2751.6        3/31/94  265
Feb-90        2951.98       4/30/94  304.7
Mar-90        2997.98       5/31/94  438.3
Apr-90        2950.09       6/30/94  510.8
May-90        3132.32       7/31/94  636.8
Jun-90        3278.24       8/31/94 1446.4
Jul-90        3438.49       9/30/94 1411.1
Aug-90        3087.5        10/31/94 1131.2
Sep-90        2760.82       11/30/94  928
Oct-90        2990.96       12/31/94  796.1
Nov-90        2965.06       1/31/95  600.7
Dec-90        3024.55       2/28/95  472.8
Jan-91        3243.3        3/31/95  530.3
Feb-91        3552.14       4/30/95  443.3
Mar-91        3745.97       5/31/95  583.1
Apr-91        3588.36       6/30/95  783.4
May-91        3707.01       7/31/95  792
Jun-91        3668.64       8/31/95  742.8
Jul-91        4009.58       9/30/95  701.1
Aug-91        3998.26       10/31/95  618.2
Sep-91        3956.69       11/30/95  581.5
Oct-91        4038.74       12/31/95  626.8
Nov-91        4149.8        1/31/96  609
Dec-91        4297.33       2/29/96  559.3
Jan-92        4601.78       3/31/96  571.9
Feb-92        4929.06       4/30/96  756.7
Mar-92        4938.3        5/31/96 1025.2
Apr-92        5369.31       6/30/96 1395.4
May-92        6080.15       7/31/96 1106.8
Jun-92        6103.92       8/31/96 1310
Jul-92        5881.13       9/30/96 1197
Aug-92        5628.6        10/31/96 1285.8
Sep-92        5505.14       11/30/96 1357
Oct-92        6190.69       12/31/96 1390.2
Nov-92        5810.63       1/31/97 1928.2
Dec-92        5512.39       2/28/97 2277
Jan-93        5751.4        3/31/97 2144.2
Feb-93        6351.99       4/30/97 2161.7
Mar-93        6388.86       5/31/97 2484.1
Apr-93        6830.51       6/30/97 2902.2
May-93        7397.91       7/31/97 3499.3
Jun-93        7099.28       8/31/97 3337.2
Jul-93        6988.96       9/30/97 3554.8
Aug-93        7549.73       10/31/97 3071.9
Sep-93        7676.2        11/30/97 2370.8
Oct-93        9329.09       12/31/97 2832.8
Nov-93        9125.21
Dec-93       11888.39
Jan-94       11487.02
Feb-94       10410.23
Mar-94        9029.91
Apr-94        8966.07
May-94        9553.56
Jun-94        8758.41
Jul-94        9482.81
Aug-94        9929.39
Oct-94        9646.25
Nov-94        8466.26
Dec-94        8196.02
Jan-95        7342.65
Feb-95        8327.52
Mar-95        8587.72
Apr-95        8361.03
May-95        9407.38
Jun-95        9206.54
Jul-95        9453.42
Aug-95        9179.86
Sep-95        9646.34
Oct-95        9782.39
Nov-95        9813.34
Dec-95       10073.3
Jan-96       11359.7
Feb-96       11125.68
Mar-96       10957.2
Apr-96       10964.5
May-96       11264.7
Jun-96       11020.9
Jul-96       10681.4
Aug-96       11159
Sep-96       11902.4
Oct-96       12477.56
Nov-96       13530.95
Dec-96       13451.45
Jan-97       13403.29
Feb-97       13546.6
Mar-97       12534.32
Apr-97       12903.3
May-97       14757.8
Jun-97       15196.79
Jul-97       16365.71
Aug-97       15598.88
Sep-97       15049.3
Oct-97       10765.3
Nov-97       10590.1
Dec-97       10722.76

S&P 500 Total Return
Date       S&P 500 Total Return
Jan-88         257.473
Feb-88         269.475
Mar-88         261.15
Apr-88         264.038
May-88         266.322
Jun-88         278.544
Jul-88         277.487
Aug-88         268.067
Sep-88         279.488
Oct-88         287.27
Nov-88         283.176
Dec-88         288.116
Jan-89         309.214
Feb-89         301.508
Mar-89         308.542
Apr-89         324.562
May-89         337.693
Jun-89         335.778
Jul-89         366.095
Aug-89         373.252
Sep-89         371.738
Oct-89         363.106
Nov-89         370.511
Dec-89         379.409
Jan-90         353.937
Feb-90         358.496
Mar-90         367.995
Apr-90         358.815
May-90         393.801
Jun-90         391.144
Jul-90         389.89
Aug-90         354.648
Sep-90         337.388
Oct-90         335.952
Nov-90         357.668
Dec-90         367.631
Jan-91         383.642
Feb-91         411.078
Mar-91         421.032
Apr-91         422.029
May-91         440.235
Jun-91         420.067
Jul-91         439.646
Aug-91         450.062
Sep-91         442.53
Oct-91         448.48
Nov-91         430.409
Dec-91         479.633
Jan-92         470.695
Feb-92         476.791
Mar-92         467.518
Apr-92         481.241
May-92         483.6
Jun-92         476.409
Jul-92         495.872
Aug-92         485.723
Sep-92         491.431
Oct-92         493.129
Nov-92         509.92
Dec-92         516.178
Jan-93         520.494
Feb-93         527.587
Mar-93         538.719
Apr-93         525.698
May-93         539.761
Jun-93         541.341
Jul-93         539.164
Aug-93         559.621
Sep-93         555.33
Oct-93         566.817
Nov-93         561.414
Dec-93         568.202
Jan-94         587.519
Feb-94         571.567
Mar-94         546.654
Apr-94         553.664
May-94         562.75
Jun-94         548.956
Jul-94         566.982
Aug-94         590.228
Sep-94         575.795
Oct-94         588.731
Nov-94         567.286
Dec-94         575.705
Jan-95         590.635
Feb-95         613.653
Mar-95         631.76
Apr-95         650.363
May-95         676.357
Jun-95         692.067
Jul-95         715.018
Aug-95         716.815
Sep-95         747.066
Oct-95         744.396
Nov-95         777.074
Dec-95         792.042
Jan-96         819
Feb-96         826.593
Mar-96         834.55
Apr-96         846.854
May-96         868.694
Jun-96         872.008
Jul-96         833.482
Aug-96         851.064
Sep-96         898.966
Oct-96         923.76
Nov-96         993.584
Dec-96         973.897
Jan-97        1034.741
Feb-97        1042.851
Mar-97        1000.02
Apr-97        1059.701
May-97        1124.219
Jun-97        1174.586
Jul-97        1268.045
Aug-97        1197.007
Sep-97        1262.563
Oct-97        1205.79
Nov-97        1271.83
Dec-97        1299.34

 ................................................................................

500 and the Dow Jones Utility Average were 1.63% and 4.31%, respectively. REITs,which are paying attractive dividends and have solid growth prospects, continue to be an attractive place to wait out an uncertain environment.

We still believe hotel and office REITs have the best fundamentals. We favor upscale resort and destination hotels. Robust economic growth has fostered huge demand for the upscale rooms. In the office sector it is estimated that in the next 12 months about 69 million square feet of new office space will be coming online, but demand is expected to be about 200 million square feet.

Real Estate Fund shareholders received a ballot in which you were asked to approve a new sub-advisory agreement among the Fund, U.S. Global Investors and Goodman & Company N.Y. Ltd. Please mail in your vote if you have not already done so.

ALL AMERICAN EQUITY FUND

It was a good year for American blue chip stocks. Despite the dip in October, by December the S&P was up more than 25% for the year. Uncertainty in the global market-- prompted by Asian turmoil--saw emerging market and global investors taking their money out of overseas stocks and investing it closer to home. The dip in October did not overly affect the Fund. We had a moderate cash holding because market values were high, and we used it to purchase stocks at the time of that correction. We believe the economy is still in a non-inflationary period and as such are investing in the financial and insurance sectors. The situation in Asia will probably hurt corporate earnings due to decreased exports, particularly in the technology sector. We are managing the Fund to limit our exposure to Asia and to take advantage of low inflation.

CHINA REGION OPPORTUNITY FUND

The turmoil in Asia sent money out of equity markets there, resulting in falling stock prices. Previously we were not heavily invested in the real estate sector in Hong Kong though we are now buying real estate at great prices. The currency crisis in South Korea and declines in Hong Kong affected sentiment toward China, causing market declines which created even more negative sentiment. Many great companies are trading well below valuation levels. Holdings in the Fund haven't changed substantially. Market reform and privatization still continue on a large scale. The government slashed the interbank deposit rate to spur economic growth. However, the government is more conservative in the wake of the surrounding problems in Asia. Markets will remain volatile in the short term. The fundamentals for China remain strong.

FIXED INCOME FUNDS:

U.S. Government Securities Savings Fund, Tax Free Fund, Near Term Tax Free Fund, and U.S. Treasury Securities Cash Fund

The yield curve for bills, notes and bonds has been flattening out due to expected lower inflation in the future. The Federal Reserve Board did not raise interest rates the fourth quarter of 1997, nor do we expect it to in the foreseeable future. A weakening global economy due to Asian turmoil and the decline in desire for goods will push down the Consumer Price Index and will most likely relax the labor market--resulting in global disinflation. Alan
================================================================================
(page 8 of 12)

                           SHAREHOLDER    REPORT

 ................................................................................

Market Indices

(Linear graph plotted from data in table below)

             Canada TSE Gold TR           13.57%
           1/29/93   5624.712
           2/26/93   6373.684
           3/31/93   7142.412
           4/30/93   8319.334
           5/31/93   9327.533
           6/30/93  10098.44
           7/30/93  10936.18
           8/31/93  10090.33
           9/30/93  8827.396
          10/29/93  10559.89
          11/30/93  10432.06
          12/31/93  11269.67
           1/31/94  11376.81
           2/28/94  10633.72
           3/31/94  10885.14
           4/29/94  9621.016
           5/31/94  10338.02
           6/30/94  9665.035
           7/29/94  9614.604
           8/31/94  10095.01
           9/30/94  11443
          10/31/94  10341.97
          11/30/94  8947.386
          12/30/94  9598.167
           1/31/95  8405.394
           2/28/95  9001.126
           3/31/95  10214.29
           4/28/95  10249.38
           5/31/95  10692.37
           6/30/95  10775.57
           7/31/95  10756.79
           8/31/95  10962.59
           9/29/95  11081.87
          10/31/95  9740.929
          11/30/95  10813.66
          12/29/95  10801.96
           1/31/96  12399.7
           2/29/96  12857.61
           3/29/96  12960.88
           4/30/96  12848.18
           5/31/96  13654.66
           6/28/96  11492.16
           7/31/96  11550.03
           8/30/96  12172.05
           9/30/96  11528.46
          10/31/96  11709.59
          11/29/96  12067.09
          12/31/96  11732.93
           1/31/97  11226.27
           2/28/97  12017.99
           3/31/97  9748.838
           4/30/97  8960.889
           5/30/97  9703.142
           6/30/97  8595.667
           7/31/97  8562.918
           8/29/97  8438.502
           9/30/97  9358.956
          10/31/97  7661.695
          11/28/97  5709.836
          12/31/97  6388.172



                         RUSSELL 2000

                      Feb-92         205.11
                      Mar-92         211.15
                      Apr-92         203.7
                      May-92         196.26
                      Jun-92         198.52
                      Jul-92         188.58
                      Aug-92         194.74
                      Sep-92         188.79
                      Oct-92         192.91
                      Nov-92         198.91
                      Dec-92         213.81
                      Jan-93         221.01
                      Feb-93         228.1
                      Mar-93         222.41
                      Apr-93         229.21
                      May-93         222.68
                      Jun-93         232.19
                      Jul-93         233.35
                      Aug-93         236.46
                      Sep-93         246.19
                      Oct-93         252.95
                      Nov-93         259.18
                      Dec-93         250.41
                      Jan-94         258.59
                      Feb-94         266.52
                      Mar-94         265.53
                      Apr-94         251.06
                      May-94         252.55
                      Jun-94         249.28
                      Jul-94         240.29
                      Aug-94         244.06
                      Sep-94         257.32
                      Oct-94         256.12
                      Nov-94         255.02
                      Dec-94         244.25
                      Jan-95         250.36
                      Feb-95         246.85
                      Mar-95         256.57
                      Apr-95         260.77
                      May-95         266.17
                      Jun-95         270.25
                      Jul-95         283.63
                      Aug-95         299.72
                      Sep-95         305.31
                      Oct-95         310.38
                      Nov-95         296.25
                      Dec-95         308.58
                      Jan-96         315.97
                      Feb-96         315.38
                      Mar-96         324.93
                      Apr-96         330.77
                      May-96         348.28
                      Jun-96         361.85
                      Jul-96         346.61
                      Aug-96         316
                      Sep-96         333.88
                      Oct-96         346.39
                      Nov-96         340.57
                      Dec-96         354.11
                      Jan-97         362.61
                      Feb-97         369.45
                      Mar-97         360.05
                      Apr-97         342.56
                      May-97         343
                      Jun-97         380.76
                      Jul-97         396.37
                      Aug-97         414.48
                      Sep-97         423.43
                      Oct-97         453.82
                      Nov-97         433.262
                      Dec-97         429.922


                          Historical Treasury Yield Curve


          12/31/96    12/31/97
           years       years        yields       yields      change
          -------    ---------      ------       ------      ------
            0.25        0.25        5.1860       5.3420      0.1560
            0.5         0.5         5.2970       5.4350      0.1380
            1           1           5.4880       5.4760     -0.0120
            2           2           5.8680       5.6420     -0.2260
            3           3           6.0100       5.6690     -0.3410
            5           5           6.2060       5.7050     -0.5010
           10          10           6.4180       5.7410     -0.6770
           30          30           6.6410       5.9240     -0.7170

          - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

INVESTMENT IDEA                             (graphics: picture of a light bulb)

Did you know you can reinvest your dividends in any U.S. Global Fund? Ask an Investor Representative to tell you how.

For more information, including charges and expenses, call 1-800-US-FUNDS or visit our Web site at www.us-global.com for a free prospectus. Please read it carefully before investing. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that you may have a gain or loss when you sell shares.

 ................................................................................


Greenspan won't raise interest rates unless he wants to trigger an Asian currency collapse. We therefore expect no action in the February meeting of the Federal Reserve Board. We don't anticipate major changes in the bond market at this time.

ADRIAN DAY GLOBAL OPPORTUNITY FUND

A bear market in global equities may have begun. We are likely to see lower prices in the year ahead, as the markets are overvalued. The Fund will strive to preserve and grow capital by taking advantage of falling share values and avoiding the most vulnerable markets. In the year ahead we will search for uncorrelated markets and selective buying opportunities. Asia is extremely inexpensive, though emerging markets only make up a small part of the fund. Significant market volatility has presented the opportunity to make lucrative trades.

REGENT EASTERN EUROPEAN FUND

Central and Eastern Europe should be among the markets least affected by Asian turmoil. There are two reasons for this; first, only 1/2% of Eastern Europe GDP trade is with Asia; second, Eastern Europe benefits directly from Western Europe, the strongest world economic region outside of the U.S. On these fundamental growth prospects therefore, the Eastern European crash represents a real buying opportunity. In 1998 growth across the region should increase versus 1997. These economies are being driven by internal demand and by the transition to a free market economy more than by world growth. The internal restructuring that is taking place in the less developed markets in the region and the beginnings of wealth accumulation in the more developed countries make internal influences the major drivers of economic growth.

MEGATRENDS FUND

The U.S. economy in 1997 experienced strong growth and low inflation. Like last year the gains were largely concentrated in the blue chips. There were two events that sparked significant sell-offs this year. One was the rate hike by Mr. Greenspan in the first quarter and the other was the continuing Asian currency crisis. The U.S. market bounced back vigorously after the October decline. The strong dollar continues to hold down prices on goods. Sooner or later the dollar will lose ground and that could lead to a hike in inflation. For now we remain cautiously optimistic.

INCOME FUND

Creston King and Michael Chapman took over joint-management of the Fund in the fourth quarter. Their goal is to add a fixed income component to the Fund to increase dividends. To this end they are increasing the portfolio's exposure to corporate bonds. They are also committed to staying with the low cost producers in the utility market. The telephone and electric stocks have underperformed the market due to regulatory uncertainty. Natural gas stocks have done better in part because they are at the end of their deregulation process. Low inflation remains a positive factor in the performance of the Fund.

STATEMENT SURVEY RESULTS:

We received an overwhelming response to the statement survey included with the last shareholder report. In it we asked what information you would like to see included in your monthly statements. Most of you are satisfied with the statements you are receiving. Here are some of the results:

1 57% would like to receive statements monthly. 33% would prefer quarterly statements.
================================================================================
(page 9 of 12)

                           SHAREHOLDER    REPORT

2        In answer to the question, how informative are your current statements;
         59% described them as good. 29% as excellent.
3 56% are interested in receiving one consolidated statement for all U.S.Global Investors' accounts. 33% are not.

We are taking all the results of the survey into consideration as we begin working with DST. The conversion will allow us to make the necessary adjustments to provide you better service faster.

 ................................................................................

THE FOLLOWING FUNDS PAID DIVIDENDS AND/OR DISTRIBUTIONS FOR THE YEAR ENDED DECEMBER 31,1997:

Fund              Total Distributions and Dividends (Per Share)

Near Term Tax Free                  $.455
Tax Free                            $.582
Gold Shares                         $.036
World Gold                          $.139
Global Resources                    $.905
All American Equity                 $.819
Income                              $2.386
Real Estate                         $.740
China Region Opportunity            $.047
MegaTrends                          $2.022
Adrian Day                          $.137
Regent Eastern European             $.057
Bonnel                              $3.563*
U.S. Treasury Securities Cash       $.04378
U.S. Government Securities Savings  $.05220

*distributed November 18, 1997

Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that you may have a gain or loss when you sell shares.
 ................................................................................

NEW RESEARCH MAKES THE CASE FOR THE CONTRARIAN FUND CHOICE:

A new analysis from Morningstar, Inc. suggests that investors who buy into the funds that others are leaving stand a good chance of realizing greater-than-average returns. Morningstar's researchers first identified all of the equity funds in their database that suffered net outflows in any year since 1987. Then they calculated the one-, two-, and three-year total returns for those funds starting with the year after the net outflow. The researchers found that funds which suffered a net outflow during any given year went on to out-earn the average equity fund during the three subsequent years 78% of the time. Morningstar's researchers also found that this relationship held true whether the subject fund was a net gainer or net loser in total return during the year it suffered the outflow.

HAPPY CHINESE
NEW YEAR!

The Year of the Tiger is approaching. January 28 is the beginning of the Chinese New Year which will be celebrated between January 24 and February 15. Customs observed during this period include lining the streets with flowers, plants, food, candies and fruit; symbols for a new beginning and a prosperous new year. Well-behaved children are given "lat see"--lucky money in red envelopes from relatives and friends as a way of sharing wealth and offering favorable greetings.

(graphics: picture of a tiger)
 ................................................................................

GLOBAL I.Q. QUIZ ANSWERS

1     The 510-Year Civilization Cycle.
2     The US Global Investors, corporate logo.
3     GNP. Consumption.
4     The Currency Market.
5     Private ownership of property, pursuit of personal profit and competition.
6 Technical analysis is visual, and uses advance/decline lines, moving averages, yield curves, market momentum, and other graphic information to determine the potential profitability of an investment. Fundamental analysis examines the quality of a company's management, the expected or measured economic results of political events, psychological trends and consumer sentiment.
7 Wall Street. "The Street", as it is often called, contains the New York Stock Exchange, the American Stock Exchange, government and municipal securities dealers, investment banks, trust companies, the Federal Reserve Bank, and headquarters of utilities, brokerage and insurance companies, and the International Cotton, Coffee, Sugar, Cocoa, and Commodity Exchanges.
8 The Virginia Company of London, a joint-stock company eager to find new outlets for investment, began the Jamestown enterprise. Site of the first permanent British settlement in North America, Jamestown was founded on May 14, 1607, and was located on a peninsula (later Jamestown Island) in the James River in Virginia. During the first two years of its existence, the Virginia colony proved an extraordinarily bad investment. Ultimately the cultivation and export of tobacco made the Jamestown enterprise quite profitable.
================================================================================
(page 10 of 12)

                           SHAREHOLDER    REPORT


LIFE IN THE 21ST CENTURY

News & Notes From

  Shareholder Services


You've heard the doomsday predictions for the year 2000: At midnight on December 31st, 1999 the computer systems, databases, software programs and other materials which handle financial records around the world will crash or revert to the year 1901; eliminating account records, disrupting dividends and causing bookkeeping mayhem. Companies have spent billions rewriting code, testing and checking their systems for the "millenium bug" or "Year 2000 Problem".

U.S. Global Investors and DST handle all transactions relating to our fifteen funds and are committed to be "Year 2000" compliant for all products and services by the end of 1998. Compliance means that our products and services will operate correctly when doing comparisons, calculations or other operations involving dates in both the twentieth and twenty-first centuries.

We started our own "Year 2000" analysis in 1995. We have identified all date fields in all data files and have identified all references to these fields in all of our programs. Last year we ran a test of the operating system we called "A Weekend in the 21st Century". We moved the system clock up to 11:59 P.M., December 31, 1999, and let it turn over to the next year. All parts of the operating system worked perfectly. This means that when a program asks the system for the date with a four-digit year, the system will respond with the proper century.


QUESTIONS FROM                     (graphics: picture of an old typewriter)
 SHAREHOLDERS


Q: I RECEIVE A STATEMENT EACH TIME I MAKE A TRANSACTION IN MY MONEY MARKET FUND. I WOULD PREFER TO RECEIVE ONLY A MONTHLY STATEMENT REGARDLESS OF THE NUMBER OF TRANSACTIONS I PERFORM, IS THIS POSSIBLE?

A: Yes, simply call one of our investor representatives and tell them you would prefer to get only one money market statement at the end of the month rather than after each transaction.

Q: CAN I PURCHASE SHARES OF MY FUND OVER THE TELEPHONE?

A: Yes, you may purchase up to 10 times the value of your equity account over the telephone and receive that day's closing price as long as you call before the market closes. We must receive your payment within 7 business days. This option is not available for Money Market or IRA accounts.

Q: DO YOU HAVE AN AUTOMATED EXCHANGE SYSTEM?

A: Yes, if you have a touch tone telephone, you can exchange up to $50,000 a day between accounts with the same registration. Just press option number 2 when you call our automated system. Make sure you get a confirmation number to ensure your trade was processed.

 ................................................................................

EMPLOYEE SPOTLIGHT

(graphics: picture of Annette Traber)

ANNETTE TRABER

If you've ever called U.S. Global Investors, you've benefited from the competence of Annette Traber, our Assistant V.P. of Shareholder Communications. Annette goes the extra mile for our shareholders. She oversees the activities of our Investor Representatives, finds the answers to those questions which stump even our Fund Specialists, arranges further education for our Investor Representatives, and makes sure that all operations are performed within company and SEC guidelines. Annette views the upcoming change to DST as both a challenge and an opportunity. On the one hand it will mean more information and thus more work for Investor Representatives. On the other hand, it means that all the information regarding the activity in a shareholder's account will be immediately available to the shareholder, allowing us to serve you better. Annette has 13 years experience with U.S. Global Investors.

For more information, including charges and expenses, call 1-800-US-FUNDS or visit our Web site at www.us-global.com for a free prospectus. Please read it carefully before investing. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that you may have a gain or loss when you sell shares.

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(page 11 of 12)

                           SHAREHOLDER    REPORT


RETIREMENT TIPS FOR 1998

1998 will be better than ever for you to make the most of your retirement savings.

RETIREMENT TIP 1: If your employer has a retirement plan, participate! A qualified retirement plan maximizes retirement savings. There are a variety of different plans your employer may adopt including 401(k)s, 403(b)s, SIMPLE plans and SEP IRAs, and your employer will often match contributions up to a percentage--that's like free money. If you are self- employed and don't yet have a retirement plan in place for yourself and your employees, consider opening one in the new year.

RETIREMENT TIP 2: Open an IRA. An IRA is an important retirement instrument, even if you are covered by a plan at work. Anyone with earned income can contribute to an IRA. It doesn't matter if you already have a 401(k) or other plan. And if you have a non-working spouse, you can contribute up to $2,000 for him or her. The limit was raised in 1997 from $250.

RETIREMENT TIP 3: Contribute to your IRA early in the year. The power of compounding is amazing. For example, an investor who invests $2000 in an IRA on January 1st every year for 30 years at 10% ends up with $33,000 more than the same investor who waits until December 31st to make the same contribution. If you don't have the extra cash to make a lump sum contribution, set up an automatic investment plan. It only takes $167 per month to fully fund an IRA.

ROTH VS REGULAR IRA: For most investors the Roth IRA is the more attractive IRA option because its tax-free distributions maximize your retirement savings. The Roth IRA is always going to be a better alternative to a non-deductible regular IRA. In addition, the Roth IRA may be a better option because it has more flexible distribution requirements. With a Roth IRA, you can withdraw your contributions tax-free and penalty-free at any time--You pay taxes and early withdrawal penalties only on earnings in excess of your contributions. The main reason to open a regular IRA is if you can deduct your contribution and you expect your tax bracket to drop after retirement.

Don't forget you can have both. If your income limits you to a particular amount you can deduct, you can always put that amount in a regular IRA and contribute the rest to a Roth.

JUST A REMINDER:

* Qualified distributions from a regular IRA now include 1) a first time home purchase up to $10,000; 2) qualified higher education expenses; 3) to pay medical expenses in excess of 7.5% of your annual income; and 4) to pay health insurance premiums if you have been receiving unemployment compensation for 12 consecutive weeks.

YOU CAN OPEN AN IRA WITH U.S. GLOBAL  INVESTORS IN ANY OF FOUR WAYS

* Contribute a lump sum all at one time (up to $2000 per  individual  per year).
* Set up an ABC Investment Plan to fund your IRA gradually.
* With a transfer rollover from another IRA.
* By rolling over a distribution from an existing retirement plan.

CONSULT WITH YOUR TAX ADVISOR

Because there are many variables in an individual's tax situation, we recommend that you consult with your tax advisor before making any final decisions. Call 1-800-US-FUNDS for more information.

 ................................................................................

YOUR RETIREMENT

Changes to Watch for:

In March, we will be linked with DST. All of your account numbers will stay the same. However, a new three- digit fund number will precede your account number. You'll need to use this fund number to make transactions on the automated phone system. And if you know the fund numbers, our Investor Representatives will be able to process your request faster.

* The information on your account statements will be printed in all capital letters.
*    The descriptions of your transactions may be worded slightly differently.
*    In March, you will receive notification of the change to UMB.
*    You will receive new checks drawn on UMB in the mail.
*    You will need to use up or destroy your Banker's Trust checks by July 1.


--------------------------------------------------------------------------------

The Shareholder Report is published four times a year by U.S. Global Investors as a service to shareholders of our funds. Please send any comments, suggestions or questions to:

                    Editor, Shareholder Report
                    U.S. Global Investors
                    P.O. Box 781234
                    San Antonio, TX 78278-1234

Susan K. Filyk, Editor
Mark Tablot-Kelly, Creative Director
William Chaffey, Associate Editor
Contributors:  Robin Ewing, Wendy Ortega, Christina Frances, Tom Hewitt.

--------------------------------------------------------------------------------
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(page 12 of 12)

                           SHAREHOLDER    REPORT


EXPERT INSIGHTS

It may have escaped your notice that there are actually two bull markets going on right now: in stocks and in bankruptcies! Last year the national bankruptcy rate soared 20 percent as 1.3 million Americans declared bankruptcy. Too many people are missing the boat in this rising tide of economic growth -- probably because they have no idea of how to get on board.

For the past year I've been traveling around the country presenting "Money 101", a free seminar sponsored by the National Foundation for Consumer Credit and VISA. It's designed to show people that they can pay off their debts without going bankrupt, and to show them that there is hope for financial security in the future. In fact, I announce that once they pay down those credit card bills, they can "buy into the stock market with $100 down and $1 a day!"

I'm talking about the All American Equity Fund, and the ABC plan that allows people of ordinary means to set aside even small amounts of money for college, retirement, and financial freedom. Do you know how exciting it is for people who have never invested to realize that they have a chance to really participate in the growth of America?

Here's the story I tell them: If you charge $2,000 on your credit card and make only minimum monthly payments, at 19.8 percent interest and a $40 annual card fee, it will take you 31 years and 2 months to pay off your bill! And you'll pay an additional $8,202 in interest along the way!

Where would you be in that same 31 years if you had decided to invest the money? Well, let's put it in a S&P 500 Index Fund, inside an Individual Retirement Account (IRA). If the market does only as well in the next 31 years as it has in the past 31 years (not even including the stellar returns of 1996 and 1997), the average annual return would be 10.6 percent per year. In 31 years your IRA account would be worth $45,540!

By the way, I tell them that if you'd made that same $2,000 investment choice every year for 31 years, you'd have an account worth $453,252, based on the same assumptions. My son asked me to calculate what would happen if he started an IRA at age 20 and didn't take the money out until age 70-1/2 under the same assumptions. The answer: the account could be worth nearly $3.2 million!

Now, I know better than most, that there are no guarantees in the stock market. As the first woman trader on the Chicago Board Options Exchange I watched the huge market decline of 1973-74 where the S&P fell nearly 48 percent from top to bottom. But as a long-term investor, I also have faith in the future of America. So while the market has its ups and downs, a long term program of automatic saving and investing should be your best chance at true financial freedom.

That's a lesson from Money 101. Pass on these numbers to your own children or grandchildren, or to your friends and employees. Better yet, get them started on their own automatic investment plan.

 ................................................................................

GUEST COLUMN


(graphics: picture of Terry Savage)


By Terry Savage

Terry Savage is an award-winning financial author and television money adviser. She writes a weekly syndicated column for the Chicago Sun- Times and is the on-line personal finance expert for Barron's magazine. She is the author of the bestselling Terry Savage Talks Money. Savage has received the Outstanding Consumer Journalism Award from the National Press Club, an Emmy for her hour-long special on money, "It Doesn't Grow on Trees" and in 1997 was named the nation's outstanding personal finance columnist by the Medill School of Journalism at Northwestern University. You can read Terri's columns and reach her on-line at www.suntimes.com.





For more information, including charges and expenses, call 1-800-US-FUNDS or visit our Web site at www.us-global.com for a free prospectus. Please read it carefully before investing. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that you may have a gain or loss when you sell shares.
================================================================================